Exhibit 99.1

Alphabet Announces Third Quarter 2018 Results
MOUNTAIN VIEW, Calif. – October 25, 2018 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended September 30, 2018.
"Our business continues to have strong momentum globally, led by mobile search and our many products that help billions of people every day," said Ruth Porat, Chief Financial Officer of Alphabet and Google. "Alphabet revenues were $33.7 billion, up 21% versus the third quarter of 2017, and we remain focused on delivering on the opportunities we see."
Q3 2018 financial highlights
The following summarizes our consolidated financial results for the quarters ended September 30, 2017 and 2018 (in millions, except for per share information, percentages, and number of employees; unaudited) with results for the quarter ended September 30, 2018 affected by gains on equity securities reflected in other income (expense), net (OI&E):

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2018
Revenues	$27,772	$33,740
Increase in revenues year over year	24%	21%
Increase in constant currency revenues year over year	24%	22%

Operating income	$7,782	$8,310
Operating margin	28%	25%

OI&E	$197	$1,773

Net income	$6,732	$9,192
Diluted EPS	$9.57	$13.06
Diluted shares (in thousands)	703,716	703,859

Effective tax rate	16%	9%
Number of employees	78,101	94,372
Q3 2018 supplemental information (in millions, except for EPS and percentages; unaudited)
Segment revenues and operating results

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2018
Google properties revenues	$19,723	$24,054
Google Network Members' properties revenues	4,342	4,900
Google advertising revenues	24,065	28,954
Google other revenues	3,590	4,640
Google segment revenues	$27,655	$33,594
Other Bets revenues	$117	$146

Google operating income	$8,582	$9,490
Other Bets operating loss	($650)	($727)

Traffic acquisition costs (TAC) to Google Network Members and distribution partners

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2018
TAC to Google Network Members	$3,101	$3,427
TAC to Google Network Members as % of Google Network Members' properties revenues	71%	70%
TAC to distribution partners	$2,401	$3,155
TAC to distribution partners as % of Google properties revenues	12%	13%
Total TAC	$5,502	$6,582
Total TAC as % of Google advertising revenues	23%	23%
Monetization metrics information

	Change from Q3 2017 to Q3 2018 (YoY)	Change from Q2 2018 to Q3 2018 (QoQ)
Paid clicks on Google properties	62%	10%
Cost-per-click on Google properties	(28)%	(7)%

Impressions on Google Network Members' properties	1%	(1)%
Cost-per-impression on Google Network Members' properties	11%	2%
Q3 2018 impact from equity securities
The following summarizes the effects on our Q3 2018 results of an accounting standard (ASU 2016-01) adopted on January 1, 2018 that changed the way companies are required to account for equity security investments. Specifically, all gains and losses, unrealized and realized, on equity security investments must be recognized in OI&E on the income statement. In addition, performance fees related to these equity security gains in Q3 2018 were accrued in operating expenses in the period.

Three Months Ended September 30, 2018
Operating expenses impact:
Accrued performance fees	$315
OI&E impact:
Gain on equity securities	$1,382
Income tax impact:
Income tax expense	$224
Net income impact	$843
Diluted EPS impact	$1.20
Webcast and conference call information
A live audio webcast of our third quarter 2018 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s

Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2017 and our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. All information provided in this release and in the attachments is as of October 25, 2018. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact of foreign exchange rate movements and hedging activities. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.

There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.

For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliation from net cash provided by operating activities to free cash flow" and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations                    Media
investor-relations@abc.xyz                press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2017	September 30, 2018
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$10,715	$13,443
Marketable securities	91,156	92,973
Total cash, cash equivalents, and marketable securities	101,871	106,416
Accounts receivable, net of allowance of $674 and $652	18,336	17,897
Income taxes receivable, net	369	170
Inventory	749	1,212
Other current assets	2,983	4,007
Total current assets	124,308	129,702
Non-marketable investments	7,813	12,673
Deferred income taxes	680	682
Property and equipment, net	42,383	55,300
Intangible assets, net	2,692	2,448
Goodwill	16,747	17,895
Other non-current assets	2,672	2,838
Total assets	$197,295	$221,538
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,137	$3,789
Accrued compensation and benefits	4,581	5,946
Accrued expenses and other current liabilities	10,177	15,936
Accrued revenue share	3,975	3,878
Deferred revenue	1,432	1,752
Income taxes payable, net	881	0
Total current liabilities	24,183	31,301
Long-term debt	3,969	3,986
Deferred revenue, non-current	340	317
Income taxes payable, non-current	12,812	11,562
Deferred income taxes	430	1,318
Other long-term liabilities	3,059	3,214
Total liabilities	44,793	51,698
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 694,783 (Class A 298,470, Class B 46,972, Class C 349,341) and 695,957 (Class A 298,967, Class B 46,880, Class C 350,110) shares issued and outstanding	40,247	43,111
Accumulated other comprehensive loss	(992)	(1,676)
Retained earnings	113,247	128,405
Total stockholders’ equity	152,502	169,840
Total liabilities and stockholders’ equity	$197,295	$221,538

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2018	2017	2018
Revenues	$27,772	$33,740	$78,532	$97,543
Costs and expenses:
Cost of revenues	11,148	14,281	31,316	41,631
Research and development	4,205	5,232	12,319	15,385
Sales and marketing	3,042	3,849	8,583	11,233
General and administrative	1,595	2,068	5,096	6,105
European Commission fines	0	0	2,736	5,071
Total costs and expenses	19,990	25,430	60,050	79,425
Income from operations	7,782	8,310	18,482	18,118
Other income (expense), net	197	1,773	693	6,723
Income before income taxes	7,979	10,083	19,175	24,841
Provision for income taxes	1,247	891	3,493	3,053
Net income	$6,732	$9,192	$15,682	$21,788

Basic earnings per share of Class A and B common stock and Class C capital stock	$9.71	$13.21	$22.65	$31.34
Diluted earnings per share of Class A and B common stock and Class C capital stock	$9.57	$13.06	$22.30	$30.95

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2018	2017	2018
Operating activities
Net income	$6,732	$9,192	$15,682	$21,788
Adjustments:
Depreciation and impairment of property and equipment	1,561	2,138	4,272	5,791
Amortization and impairment of intangible assets	200	217	617	664
Stock-based compensation expense	1,820	2,230	5,832	7,100
Deferred income taxes	(296)	880	242	723
(Gain) loss on debt and equity securities, net	45	(1,353)	67	(5,413)
Other	96	38	192	(82)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(1,150)	(670)	(719)	718
Income taxes, net	914	(1,235)	(865)	(1,891)
Other assets	(1,632)	(484)	(2,086)	(1,240)
Accounts payable	(61)	316	58	293
Accrued expenses and other liabilities	1,434	1,857	3,121	6,457
Accrued revenue share	176	107	182	(196)
Deferred revenue	33	(23)	228	272
Net cash provided by operating activities	9,872	13,210	26,823	34,984
Investing activities
Purchases of property and equipment	(3,538)	(5,282)	(8,877)	(18,058)
Proceeds from disposals of property and equipment	27	20	81	69
Purchases of marketable securities	(39,033)	(14,299)	(78,709)	(37,340)
Maturities and sales of marketable securities	28,350	9,403	62,588	34,926
Purchases of non-marketable investments	(177)	(386)	(871)	(1,118)
Maturities and sales of non-marketable investments	97	154	215	1,345
Acquisitions, net of cash acquired, and purchases of intangible assets	(130)	(18)	(273)	(1,452)
Proceeds from collection of notes receivable	0	0	1,419	0
Net cash used in investing activities	(14,404)	(10,408)	(24,427)	(21,628)
Financing activities
Net payments related to stock-based award activities	(1,018)	(1,253)	(3,111)	(3,952)
Repurchases of capital stock	0	(2,200)	(2,745)	(6,425)
Proceeds from issuance of debt, net of costs	2,698	530	2,698	6,766
Repayments of debt	(2,706)	(555)	(2,762)	(6,822)
Proceeds from sale of subsidiary shares	320	0	800	0
Net cash used in financing activities	(706)	(3,478)	(5,120)	(10,433)
Effect of exchange rate changes on cash and cash equivalents	108	(29)	387	(195)
Net increase (decrease) in cash and cash equivalents	(5,130)	(705)	(2,337)	2,728
Cash and cash equivalents at beginning of period	15,711	14,148	12,918	10,715
Cash and cash equivalents at end of period	$10,581	$13,443	$10,581	$13,443

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended September 30, 2018
Net cash provided by operating activities	$13,210
Less: purchases of property and equipment	(5,282)
Free cash flow	$7,928
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the impact of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Three Months Ended September 30, 2018	Three Months Ended September 30, 2018
	YoY (using Q3'17's FX rates)	QoQ (using Q2'18's FX rates)
EMEA revenues (GAAP)	$10,958	$10,958
Exclude foreign exchange impact on Q3'18 revenues using Q3'17 rates	123	N/A
Exclude foreign exchange impact on Q3'18 revenues using Q2'18 rates	N/A	398
Exclude hedging impact recognized in Q3'18	(49)	(49)
EMEA constant currency revenues (non-GAAP)	$11,032	$11,307
Prior period EMEA revenues, excluding hedging impact (non-GAAP)	$9,258	$10,888
EMEA revenue growth (GAAP)	20%	2%
EMEA constant currency revenue growth (non-GAAP)	19%	4%

APAC revenues (GAAP)	$5,424	$5,424
Exclude foreign exchange impact on Q3'18 revenues using Q3'17 rates	94	N/A
Exclude foreign exchange impact on Q3'18 revenues using Q2'18 rates	N/A	135
Exclude hedging impact recognized in Q3'18	(23)	(23)
APAC constant currency revenues (non-GAAP)	$5,495	$5,536
Prior period APAC revenues, excluding hedging impact (non-GAAP)	$4,217	$5,090
APAC revenue growth (GAAP)	29%	7%
APAC constant currency revenue growth (non-GAAP)	30%	9%

Other Americas revenues (GAAP)	$1,835	$1,835
Exclude foreign exchange impact on Q3'18 revenues using Q3'17 rates	168	N/A
Exclude foreign exchange impact on Q3'18 revenues using Q2'18 rates	N/A	82
Exclude hedging impact recognized in Q3'18	(8)	(8)
Other Americas constant currency revenues (non-GAAP)	$1,995	$1,909
Prior period Other Americas revenues, excluding hedging impact (non-GAAP)	$1,558	$1,849
Other Americas revenue growth (GAAP)	19%	(1)%
Other Americas constant currency revenue growth (non-GAAP)	28%	3%

United States revenues (GAAP)	$15,523	$15,523
United States revenue growth (GAAP)	20%	4%

Revenues (GAAP)	$33,740	$33,740
Constant currency revenues (non-GAAP)	$34,045	$34,275
Prior period revenues, excluding hedging impact (non-GAAP)	$27,963	$32,760
Revenue growth (GAAP)	21%	3%
Constant currency revenue growth (non-GAAP)	22%	5%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging impact recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging impact recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions, unaudited):

	Three Months Ended
	September 30,
	2017	2018
Interest income	$306	$481
Interest expense	(27)	(28)
Foreign currency exchange losses, net	(53)	(55)
Loss on debt securities, net	(46)	(29)
Gain on equity securities, net	1	1,382
Loss and impairment from equity method investments, net	(31)	(27)
Other	47	49
Other income (expense), net	$197	$1,773

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation (SBC), capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	September 30,
	2017(1)	2018
Revenues:
Google	$27,655	$33,594
Other Bets	117	146
Total revenues	$27,772	$33,740

Operating income (loss):
Google	$8,582	$9,490
Other Bets	(650)	(727)
Reconciling items(2)	(150)	(453)
Total income from operations	$7,782	$8,310

Stock-based compensation(3):
Google	$1,690	$2,071
Other Bets	94	125
Reconciling items(4)	36	34
Total stock-based compensation	$1,820	$2,230

Capital expenditures:
Google	$3,563	$5,643
Other Bets	73	55
Reconciling items(5)	(98)	(416)
Total capital expenditures	$3,538	$5,282

Depreciation, amortization, and impairment:
Google	$1,693	$2,277
Other Bets	68	78
Total depreciation, amortization, and impairment	$1,761	$2,355

(1)
Segment information for Q3 2017 has been recast to reflect the move of Nest from Other Bets to the Google segment in Q1 2018 and conform to the current period segment presentation. Consolidated financial information is not affected.

(2)
Reconciling items are primarily related to performance fees for the three months ended September 30, 2018, as well as corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(3)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(4)	Reconciling items are primarily related to corporate administrative costs that are not allocated to individual segments.

(5)
Reconciling items are related to timing differences of payments, as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on a cash basis, and other miscellaneous differences.